Disposal of Subsidiaries	6 Months Ended
Jun. 30, 2015
Discontinued Operations and Disposal Groups [Abstract]
Disposal of Subsidiaries
DISPOSAL OF SUBSIDIARIES

In January 2015 and March 2014, we sold our interests in the companies that own and operate the Golar Eskimo and Golar Igloo, respectively, to Golar Partners.

(in thousands of $)	Golar Eskimo	Golar Igloo
Consideration received	227,170	156,001
Carrying value of the assets sold to Golar Partners	(123,604)	(112,714)
Gain recognized on sale	103,566	43,287

The gain from the sale of the Golar Eskimo in January 2015 was $103.6 million but it is subject to a purchase price adjustment relating to certain post closing adjustments on the working capital. The consideration for the Golar Eskimo comprised of $390.0 million for the vessel less the assumed bank debt of $162.8 million. Golar Partners financed the purchase using $7.2 million cash on hand and the proceeds of a $220 million vendor loan from us (see note 17).
The gain from the sale of the Golar Igloo in March 2014 was $35.5 million. This was subsequently finalized and adjusted to $43.3 million. The cash consideration for the Golar Igloo comprised of $310.0 million for the vessel and charter less the assumed bank debt of $161.3 million plus the interest rate swap asset and other purchase price adjustments of $3.6 million and $3.6 million, respectively.
The gains on sale of the Golar Eskimo and the Golar Igloo were recognized at the time of the sale in the condensed consolidated statements of income under "Gains on disposals".